SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                                  July 25, 1996
                Date of Report (Date of earliest event reported)



                      AMERICAN MOBILE SATELLITE CORPORATION
             (Exact name of registrant as specified in its charter)



     DELAWARE                        0-23044              93-0976127
(State or other jurisdiction       (Commission          (IRS  Employer
     of  incorporation)            File Number)        Identification No.)



                10802 Parkridge Boulevard, Reston, Virginia 22091
               (Address of principal executive offices) (Zip Code)



                                 (703) 758-6000
              (Registrant's telephone number, including area code)

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Item  5.  Other  Events

     On July 25, 1996, American Mobile Satellite Corporation (the "Company") released to the press the statement attached hereto as Exhibit 99.6 and incorporated herein by this reference, announcing the election of Jack Shaw as a director and as chairman of the board of directors of the Company, to replace Anthony J. Iorillo, who resigned from the positions assumed by Mr. Shaw to pursue retirement interests.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AMERICAN MOBILE SATELLITE CORPORATION
                                      (Registrant)



Date:   July 25, 1996                 /s/ Patrick C. FitzPatrick
                                      Patrick C. FitzPatrick
                                      Vice President and Chief Financial Officer





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                                  EXHIBIT INDEX

Exhibit
Number                               Exhibit

99.6     --                American Mobile Satellite Corporation Press Release
                           No. 96-#18 dated July 25, 1996 (filed herewith).


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